UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2024

 KINNATE BIOPHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39743	82-4566526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Not Applicable1
(Address, including zip code, of registrant’s principal executive offices)
(858) 299-4699
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KNTE	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Kinnate Biopharma Inc. (the “Registrant”) terminated its lease agreements for office space. Accordingly, the Registrant does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Registrant’s principal executive offices may be sent to Kinnate Biopharma Inc., 800 West El Camino Real, Suite 180, Mountain View, CA 94040, and should not be directed to the Registrant’s agent for service of process at The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801, as previously listed.

Item 1.01 Entry into a Material Definitive Agreement.
Asset Purchase Agreement
On February 27, 2024, Kinnate Biopharma Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company and Pierre Fabre Médicament, SAS (“Pierre Fabre”), pursuant to which it sold the global rights to its investigational pan-RAF inhibitor, exarafenib, and other pan-RAF program assets to Pierre Fabre, subject to the terms and conditions of the Purchase Agreement.
Pursuant to the terms of the Purchase Agreement, Pierre Fabre purchased exarafenib and other pan-RAF assets and will assume 100% of the ongoing program and costs associated with these assets. The Company will receive a total consideration of up to $31.0 million, consisting of $500,000 at closing, and an additional $30.5 million contingent upon the earlier of (i) the dosing of the first patient in the first pivotal trial for exarafenib or any other acquired asset, (ii) the application for accelerated approval pursuant to the U.S. Food and Drug Administration’s Accelerated Approval Program for exarafenib or any other acquired asset or (iii) the submission of a marketing application for regulatory approval for exarafenib or any other acquired asset. In addition, Pierre Fabre will assume up to $5.0 million of trade payables for the transferred assets. The transaction is not subject to closing conditions and closed upon signing.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, in connection with the Company’s transaction with XOMA Corporation (“XOMA”), the Company’s stockholders will receive 100% of the net proceeds (after deducting appliable costs, expenses, taxes or other deductions pursuant to the Contingent Value Rights Agreement to be entered into in connection with the proposed transaction with XOMA (the “CVR Agreement”)) payable from the $30.5 million contingent payment, assuming the closing of the proposed transaction with XOMA occurs and such proceeds are received within five years from the closing date thereof, pursuant to the CVR Agreement. There will be no net proceeds from the $500,000 closing payment, as such payment will only cover transaction expenses.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed hereto as Exhibit 2.1 and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On March 1, 2024, the Company issued a press release announcing the signing of the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Important Additional Information and Where to Find It
In connection with the proposed acquisition of the Company, XOMA or its affiliates will commence a tender offer for all of the outstanding shares of the Company (the “Offer”) pursuant to the terms of an Agreement and Plan of Merger, dated as of February 16, 2024 (the “Merger Agreement”), by and among the Company, XOMA, and XRA 1 Corp., a Delaware corporation and a wholly owned subsidiary of XOMA. The Offer has not yet commenced, and this Current Report on Form 8-K is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by XOMA and its acquisition subsidiary, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by the Company. The Offer to purchase the outstanding shares of Common Stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “SEC Filings” subsection of the “Financial Information” section of the Company’s website at https://investors.kinnate.com/.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the consideration to be received by the Company under the Purchase Agreement; the liabilities to be assumed by Pierre Fabre under the Purchase Agreement; the Company’s beliefs and expectations and statements about the CVR Agreement; and the potential payment of proceeds to the Company’s stockholders, if any, pursuant to the Purchase Agreement and CVR Agreement, including with respect to any net proceeds or contingent payments related to exarafenib or any other pan-RAF asset under the Purchase Agreement. These statements may be identified by their use of forward-looking terminology including, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions set forth in the Merger Agreement may not be satisfied or waived, including uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the Company’s ability to retain key personnel; the risk that the Offer, the merger of Merger Sub with and into the Company and the other transactions contemplated by the Merger Agreement and the CVR Agreement (collectively, the “Transactions”) may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock; significant costs associated with the proposed Transactions; the risk that any stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR Agreement may not result in any value to the Company’s stockholders; and other risks and uncertainties discussed in the Company’s most recent annual and quarterly reports filed with the SEC as well as in the Company’s subsequent filings with the SEC. As a result of such risks and uncertainties, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. There can be no assurance that the proposed Transactions will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements.
The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
2.1+	Asset Purchase Agreement, dated February 27, 2024, by and among Kinnate Biopharma Inc. and Pierre Fabre Médicament, SAS.
99.1	Press Release dated March 1, 2024.
104	Cover page interactive data file (embedded within the inline XBRL document).

+ Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and annexes upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINNATE BIOPHARMA INC.

Date: March 1, 2024	By:	/s/ Nima Farzan
Nima Farzan Chief Executive Officer and President